UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2006

HEALTH SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-24681	82-1513245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 N. Reo Street, Suite 300,
Tampa, Florida	33609
(Address of principal executive offices)	(Zip Code)

(813) 282-3303
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  Completion of Acquisition or Disposition of Assets.

On April 6, 2006, VHT Acquisition Company (“VHT”), a wholly owned subsidiary of Healthcare Quality Solutions, Inc., consummated an Asset Purchase Agreement (the “Purchase Agreement”) with VantaHealth Technologies, LLC (“Vanta”) and the members of Vanta. Under the Purchase Agreement, VHT acquired substantially all of the assets of Vanta in consideration for: (a) $850,000 in cash, (b) the assumption of certain liabilities of Vanta in the approximate amount of $70,000, and (c) the issuance, to the members of Vanta, of an aggregate of 100,000 shares of our common stock.

In connection with the issuance of our common stock, we entered into a Lock Up Agreement with the members of Vanta. Under the Lock Up Agreement, the members of Vanta are prohibited from transferring the shares of our common stock for a period of three years expiring on April 1, 2009.

In connection with the acquisition of the assets of Vanta, VHT entered into a Transition Services Agreement with ZAC Capital Partners, LLC (“ZAC”). ZAC is a member of Vanta. Under the Transition Services Agreement, ZAC agreed to provide to VHT certain transition services for a period of 150 days after the closing including transition assistance with respect to existing clients, assistance with access to books and records, introduction to Vanta’s existing sales leads, assistance in connection with the collection of existing accounts receivable, and other services that VHT may reasonably request. In consideration of these services, VHT will pay ZAC $100,000 on or before April 20, 2006.

The summaries of the Purchase, Lock Up and Transition Services Agreements above are qualified by reference to the complete text of these agreements, which are filed as Exhibits to this Current Report.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The required financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

(b)	Pro Forma Financial Information

The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

(c)	Exhibits

The following exhibits are being filed herewith:

10.1	Asset Purchase Agreement dated as of April 6, 2006, among VHT, Vanta and the members of Vanta.

10.2	Lock-Up Agreement dated as of April 6, 2006, among VHT, Rivendell Technologies, Inc. and ZAC.

10.3	Transition Services Agreement dated as of April 6, 2006, between VHT and ZAC.

99.1	Press release of Health Systems Solutions, Inc. dated April 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Systems Solutions, Inc.

Dated: April 11, 2006	By:	/s/ B. M. Milvain
B. M. Milvain President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Asset Purchase Agreement dated as of April 6, 2006, among VHT, Vanta and the members of Vanta.

10.2	Lock-Up Agreement dated as of April 6, 2006, among VHT, Rivendell Technologies, Inc. and ZAC.

10.3	Transition Services Agreement dated as of April 6, 2006, between VHT and ZAC.

99.1	Press release of Health Systems Solutions, Inc. dated April 7, 2006.